UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 17, 2007
                                                 ________________________


                          ESB Financial Corporation
_____________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                           0-19345                  25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                        16117
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (724) 758-5584
                                                   __________________________



                              Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On April 17, 2007, ESB Financial Corporation issued a press release announcing its results of operations for the quarter ended March 31, 2007. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibit is included with this Report:

      Exhibit No.         Description
      ___________         ___________

      99                  Press Release, dated April 17, 2007


     This information, including the press release filed as Exhibit 99, shall not be deemed to be filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

















                                      2

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ESB FINANCIAL CORPORATION



                               By: /s/ Charlotte A. Zuschlag
                                   ____________________________________________
                                   Name:  Charlotte A. Zuschlag
                                   Title: President and Chief Executive Officer


Date:  April 17, 2007




















                                      3